(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2001


The Municipal Fund
Accumulation
Program, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Municipal Fund Accumulation Program is only open to holders of units of Municipal Investment Trust Funds and Defined Assets Funds--Municipal Insured Series for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


The Municipal Fund Accumulation Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


To Our Shareholders:


The Municipal Market Environment
Throughout most of the six-month period ended December 31, 2001, long-term fixed income interest rates exhibited considerable volatility. Additionally, during the period, long-term US Treasury bond yields registered moderate declines, while long-term municipal bond yields rose slightly. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. The consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was recently reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities quickly restored fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, declining more than 50 basis points during the month. Despite an additional decrease in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than was expected earlier in the fall of 2001. Bond yields rose during November and December, as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By December 31, 2001, long-term US Treasury bond yields rose to approximately 5.45%. Over the last six months, however, the generally positive financial environment allowed US Treasury bond yields to decline approximately 30 basis points.

The municipal bond market displayed a very similar pattern during the November period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. At October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of approximately 20 basis points during October. Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during November and December also put upward pressure on municipal bond yields. By the end of December 2001, long-term tax-exempt revenue bond yields rose to approximately 5.60% while during the last six months, tax-exempt bond yields rose approximately 10 basis points.

Investor demand was solid throughout much of 2001. Reports stated that through November 2001, long-term municipal bond funds had net cash inflows of $12.4 billion compared to net outflows of more than $14.3 billion during the same period in 2000. Also, a number of mutual fund families raised over $2.5 billion in new closed-end tax-exempt bond funds during the summer of 2001. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures this past March and April kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to almost 1%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a positive technical environment for municipal bonds in recent months.

Recent investor demand has not been strong enough to outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields have continued to allow municipalities to refund outstanding, high-couponed debt. Over the past six months, more than $150 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the December 2001 quarter, the pace of tax-exempt bond issuance further strengthened with more than $90 billion in long-term municipal bonds underwritten, an increase of nearly 60% compared to the December 2000 quarter. During
December 2001, municipalities issued nearly $30 billion in tax-exempt bonds, an increase of more than 80% compared to December 2000 issuance. Recent increases in municipal bond issuance have put considerable pressure on the tax-exempt market, especially in the 10-year - 15-year maturity sector. A large number of bond financings in recent months have been heavily weighted in this maturity sector. Investor demand for these maturities, both institutional and retail, has been limited, in part, by seasonal, year-end factors. Also, demand for municipals, in general, has declined as recovering US equity markets have siphoned away interest in tax-exempt products.

Interest rates are likely to remain near current levels in early 2002, as US economic conditions are expected to remain weak. Going forward, however, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages also expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending will result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity may not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Fiscal Year in Review
For the year ended December 31, 2001, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 4.99%. The Program's total investment return for the 12-month period ended December 31, 2001 was +2.81%. The Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, had a total return of +5.13% for the same 12-month period. (Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Signs of continued economic weakness, coupled with extremely favorable conditions within the municipal market, prompted us to postpone our efforts to aggressively implement the defensive strategy under consideration last summer. While our attempts to restructure the portfolio were ongoing, our move to that stance has since become more gradual. As a consequence, we maintained the portfolio with a slightly longer duration than the average of its peers, which contributed in part to the strong relative performance of the Program since mid-2001. Other contributing factors included the portfolio's exposure to income-enhancing derivatives and, to a lesser extent, the portion of assets invested in higher-yielding, low investment-grade securities. The income generated by derivatives, which by December 31, 2001 measured approximately 8.5% of net assets, grew in proportion to the general decline in short-term interest rates. In addition, the leverage associated with these products makes them more sensitive to interest rate fluctuations. Given the Program's modest overweighting relative to its peers, they had a commensurate effect on the Program's performance as interest rates declined.

The tragic events of September 11, 2001 and their subsequent impact on the nation's economy prompted a reassessment of our investment outlook. Clearly, the implications for both monetary and fiscal policy are significant in terms of prospects for fixed-income markets. Because of the heightened degree of both risk and volatility currently expected in the months ahead, an income-oriented approach in conjunction with the adoption of a lower risk profile may likely produce superior results. To that end, derivatives are expected to remain a focal point of our portfolio strategy, as exposure should remain near present levels in an effort to maintain the Program's competitive yield.


In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth Jacob)
Kenneth Jacob
Senior Vice President



(John Loffredo)
John Loffredo
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



February 8, 2002



The Municipal Fund Accumulation Program, Inc.
About Fund Performance


None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Recent Performance Results

                                                     6-Month         12-Month     Standardized
As of December 31, 2001                            Total Return    Total Return   30-Day Yield
The Municipal Fund Accumulation Program, Inc.*        +1.56%           +2.81%         4.63%
Lehman Brothers Municipal Bond Index**                +2.18            +5.13            --

*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.



The Municipal Fund Accumulation Program, Inc.

Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in The Municipal Fund Accumulation Program, Inc++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows :


The Municipal Fund Accumulation Program, Inc++

Date                              Value

December 1991                   $10,000.00
December 1992                   $10,808.00
December 1993                   $12,097.00
December 1994                   $11,318.00
December 1995                   $13,115.00
December 1996                   $13,556.00
December 1997                   $14,680.00
December 1998                   $15,465.00
December 1999                   $14,418.00
December 2000                   $16,086.00
December 2001                   $16,538.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

December 1991                   $10,000.00
December 1992                   $10,882.00
December 1993                   $12,219.00
December 1994                   $11,587.00
December 1995                   $13,610.00
December 1996                   $14,213.00
December 1997                   $15,520.00
December 1998                   $16,526.00
December 1999                   $16,186.00
December 2000                   $18,077.00
December 2001                   $19,004.00


++Assuming transaction costs and other operating expenses, including advisory fees and reimbursement of all expenses. The Municipal Fund Accumulation Program, Inc. invests in long-term and intermediate-term fixed interest bearing debt obligations issued primarily by corporations.
++++This unmanaged Index is comprised of revenue bonds, general obligation bonds, and insured bonds.
Past performance is not indicative of future results.



The Municipal Fund Accumulation Program, Inc.

Average Annual Total Return


Period Covered                         % Return

One Year Ended 12/31/01                  +2.81%
Five Years Ended 12/31/01                +4.06
Ten Years Ended 12/31/01                 +5.16



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2001                                                              (in Thousands)

                S&P      Moody's      Face
State          Rating    Rating      Amount              Issue                                                       Value
Alabama--       NR*       Aaa       $ 3,480  Alabama HFA, S/F Mortgage Revenue Refunding Bonds
1.7%                                         (College Home Mortgage Bond Program), Series B-1, 6.65%
                                             due 10/01/2025                                                        $  3,615
                BBB       Baa2          500  Mobile, Alabama, Industrial Development Board, Environmental
                                             Improvement Revenue Refunding Bonds (International Paper
                                             Company Project), AMT, Series A, 6.35% due 5/15/2016                       515
                BBB       Baa2        2,500  Selma, Alabama, IDB, Environmental Improvement Revenue
                                             Refunding Bonds (International Paper Company Project), AMT,
                                             Series A, 6.70% due 2/01/2018                                            2,628

Alaska--0.5%    A1+       VMIG1++     2,200  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Exxon Pipeline Company Project), VRDN, Series C, 1.85% due
                                             12/01/2033 (h)                                                           2,200

Arizona--       AA        Aa2         7,500  Salt River Project, Arizona, Agriculture Improvement and
2.0%                                         Power District, Electric System Revenue Refunding Bonds
                                             (Salt River Project), Series A, 5.25% due 1/01/2006                      7,996

Arkansas--                                   North Little Rock, Arkansas, Health Facilities Board, Health
0.6%                                         Care Revenue Bonds (Baptist Health):
                A+        NR*           250     5.40% due 7/01/2015                                                     249
                A+        NR*           250     5.50% due 7/01/2016                                                     250
                A+        NR*         1,000     5.70% due 7/01/2022                                                     999
                BBB       Baa2        1,000  Pine Bluff, Arkansas, Environmental Improvement Revenue
                                             Refunding Bonds (International Paper Company Project), AMT,
                                             Series A, 6.70% due 8/01/2020                                            1,048

California--    AA-       Aa2           185  California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
4.8%                                         7% due 8/01/2026 (c)                                                       186
                                             California Rural Home Mortgage Finance Authority, S/F Mortgage
                                             Revenue Bonds (Mortgage Backed Securities Program), AMT, Class 5:
                AAA       NR*         4,090     Series C, 6.75% due 3/01/2029                                         4,497
                AAA       NR*         1,725     Series D, 6.70% due 5/01/2029 (j)(k)                                  1,895
                AAA       NR*         3,715  California Rural Home Mortgage Finance Authority, S/F Mortgage
                                             Revenue Refunding Bonds (Mortgage Backed Securities Program),
                                             AMT, Series A-2, 7% due 9/01/2029 (j)(k)                                 4,179
                A+        A1          7,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                             Electric Co.), AMT, Series A, 6.75% due 3/01/2023                        7,306
                AAA       Aaa         1,250  M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                             (San Juan Project), Series D, 6.75% due 7/01/2020 (e)(f)                 1,502


Portfolio Abbreviations


To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2001 (continued)                                                  (in Thousands)

                S&P      Moody's      Face
State          Rating    Rating      Amount              Issue                                                       Value
Colorado--      NR*       Aa2       $ 2,500  Colorado HFA, Revenue Bonds (S/F Program), Series B-3,
7.4%                                         6.55% due 10/01/2016                                                $    2,781
                                             Colorado HFA, Revenue Refunding Bonds (S/F Program):
                NR*       Aa2         2,565     AMT, Senior Series A-2, 7.50% due 4/01/2031                           2,947
                AA        Aa2           960     AMT, Senior Series B-2, 7.10% due 4/01/2017                           1,102
                AA        Aa2         6,010     AMT, Senior Series B-2, 7.25% due 10/01/2031                          6,755
                AA        Aa2         3,585     AMT, Senior Series C-2, 7.25% due 10/01/2031                          4,007
                NR*       Aa2         1,125     Senior Series A-3, 7.35% due 10/01/2030                               1,280
                NR*       Aa2         3,860     Senior Series C-3, 6.75% due 10/01/2021                               4,352
                AA        Aa2         1,675     Senior Series C-3, 7.15% due 10/01/2030                               1,877

                AA-       Aa3         2,500  Colorado Health Facilities Authority, Revenue
                                             Refunding Bonds (Catholic Health Initiatives), 5.50%
                                             due 9/01/2017                                                            2,501
                AAA       Aaa         2,225  Larimer County, Colorado, School District Number R-1,
                                             Poudre, GO, 6% due 12/15/2017 (b)                                        2,415

Connecticut--   AAA       Aaa         2,925  Connecticut State, HFA, Housing Mortgage Revenue Refunding
2.2%                                         Bonds (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018            3,034
                AA        NR*         5,025  Connecticut State Health and Educational Facilities
                                             Authority, Revenue Refunding Bonds, DRIVERS, Series 215,
                                             11.21% due 6/01/2030 (l)                                                 5,780

District of     AAA       NR*         5,000  District of Columbia, GO, Refunding, DRIVERS, Series 214,
Columbia--                                   10.05% due 6/01/2026 (e)(l)                                              5,556
1.4%

Florida--                                    Broward County, Florida, GO, Refunding, Series A:
3.2%            AA+       Aa1         2,500     5.25% due 1/01/2019                                                   2,526
                AA+       Aa1         3,750     5.25% due 1/01/2020                                                   3,778
                NR*       NR*         5,000  Hillsborough County, Florida, IDA, Exempt Facilities
                                             Revenue Bonds (National Gypsum), AMT, Series A, 7.125%
                                             due 4/01/2030                                                            4,072
                NR*       Aaa         2,375  Orange County, Florida, HFA, M/F Housing Revenue Bonds,
                                             Series A, 6.40% due 1/01/2031 (e)                                        2,530

Georgia--       AA        Aa1         5,000  Private Colleges and University Authority, Georgia,
1.3%                                         Revenue Bonds (Emory University Project), Series A, 5.50%
                                             due 11/01/2024                                                           5,109

Idaho--1.8%     BBB-      Baa3        7,750  Power County, Idaho, Industrial Development Corporation,
                                             Solid Waste Disposal Revenue Bonds (FMC Corporation Project),
                                             AMT, 6.45% due 8/01/2032                                                 7,224

Illinois--      AAA       NR*         6,050  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
2.1%                                         Series A, 7.15% due 9/01/2031 (j)                                        6,856
                AAA       Aaa           660  Illinois Development Finance Authority Revenue Bonds,
                                             Series B, 6.40% due 9/01/2031 (d)                                          697
                BBB       NR*         1,000  Lansing, Illinois, Tax Increment Revenue Refunding
                                             Bonds (Sales Tax--Landings Redevelopment), 7% due 12/01/2008             1,042

Indiana--       A+        NR*         1,500  Indiana Bond Bank Revenue Bonds, Special Hospital Program
3.3%                                         (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013           1,550
                AA        Aa2         1,000  Indiana State Office Building Commission, Capital Complex
                                             Revenue Refunding Bonds (State Office Building-II Facility),
                                             Series D, 6.90% due 7/01/2011                                            1,150
                AA        NR*         1,865  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                             Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                   1,977
                NR*       Baa3        2,500  Jasper County, Indiana, Economic Development Revenue
                                             Refunding Bonds (Georgia Pacific Corporation Project),
                                             AMT, 6.70% due 4/01/2029                                                 2,569
                AAA       NR*         6,000  MSD Warren Township, Indiana, Vision 2005, School
                                             Building Corporation Revenue Bonds, First Mortgage, 5.50%
                                             due 7/15/2020 (b)                                                        6,120


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2001 (continued)                                                  (in Thousands)

                S&P      Moody's      Face
State          Rating    Rating      Amount              Issue                                                       Value
Kansas--3.6%    AA+       Aa2       $ 1,500  Kansas State Department of Transportation, Highway
                                             Revenue Bonds, Series A, 5.75% due 9/01/2013                        $    1,616
                NR*       Aaa         9,290  Sedgwick and Shawnee Counties, Kansas, S/F Revenue
                                             Bonds, AMT, Series A-1, 6.95% due 6/01/2029 (i)                         10,437
                A+        NR*         2,500  Wichita, Kansas, Hospital Facilities Revenue Refunding
                                             and Improvement Bonds, Series III, 6.25% due 11/15/2019                  2,634

Louisiana--     AAA       Aaa        10,000  Louisiana Local Government, Environmental Facilities,
4.1%                                         Community Development Authority Revenue Bonds (Capital
                                             Projects and Equipment Acquisition), Series A, 6.30% due
                                             7/01/2030 (a)                                                           11,568
                AAA       Aaa         2,900  New Orleans, Louisiana, GO, Refunding, 6.125%
                                             due 10/01/2016 (a)                                                       3,125
                BBB       Baa2        2,000  Rapides Finance Authority, Louisiana, Environmental
                                             Improvement Revenue Bonds (International Paper Company
                                             Project), AMT, Series A, 6.55% due 11/15/2023                            2,075

Maryland--      A-        Baa1        7,585  Maryland State Health and Higher Educational Facilities
1.8%                                         Authority, Revenue Refunding Bonds (Mercy Medical Center),
                                             5.625% due 7/01/2031                                                     7,347

Massachusetts   AAA       Aaa         1,000  Massachusetts State Development Finance Agency, Resource
--1.6%                                       Recovery Revenue Bonds (Semass System), Series A, 5.625%
                                             due 1/01/2015                                                            1,051
                BBB+      A3          2,000  Massachusetts State Development Finance Agency, Revenue
                                             Refunding Bonds (Boston University), Series P, 5.45%
                                             due 5/15/2059                                                            1,894
                NR*       Aaa         3,500  Massachusetts State Port Authority, Special
                                             Facilities Revenue Bonds, AMT, DRIVERS, Series 226,
                                             9.47% due 1/01/2017 (a)(l)                                               3,526

Michigan--      AAA       Aaa         2,000  Michigan State Strategic Fund, Limited Obligation
0.6%                                         Revenue Refunding Bonds (Detroit Edison Company),
                                             Series BB, 7% due 5/01/2021 (a)                                          2,442

Minnesota--     AA+       Aa1         2,390  Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT,
0.6%                                         Series M, 6.70% due 7/01/2026                                            2,482

Mississippi--   BBB       Baa2        1,700  Warren County, Mississippi, Environmental Improvement
0.4%                                         Revenue Refunding Bonds (International Paper Company
                                             Project), AMT, Series B, 6.75% due 8/01/2021                             1,787

Missouri--      NR*       Aaa         2,695  Kansas City, Missouri, Metropolitan Community Colleges
2.6%                                         Building Corporation, Leasehold Revenue Refunding and
                                             Improvement Bonds (Junior College), 5.50% due 7/01/2016 (b)              2,795
                AA+       Aa1         5,000  Missouri State Health and Educational Facilities Authority,
                                             Educational Facilities Revenue Bonds (Washington University),
                                             Series A, 5.50% due 6/15/2016                                            5,354
                AAA       Aaa         2,200  Saint Louis, Missouri, Airport Revenue Bonds (Airport
                                             Development Program), Series A, 5.625% due 7/01/2019 (e)                 2,264

Montana--       NR*       A2          6,000  Montana State Higher Education, Student Assistance
1.5%                                         Corporation, Student Loan Revenue Refunding Bonds,
                                             AMT, Sub-Series B, 6.40% due 12/01/2032                                  6,137

Nevada--0.6%                                 Elko, Nevada, GO (Airport Improvement), AMT, Series B (e):
                AAA       Aaa           165     6.10% due 10/01/2014                                                    174
                AAA       Aaa           245     6.30% due 10/01/2019                                                    259
                AAA       Aaa           320     6.75% due 10/01/2024                                                    346
                AAA       Aaa           225     7% due 10/01/2029                                                       246
                AAA       Aaa         1,480  Nevada Housing Division, S/F Program, AMT, Senior
                                             Series E, 7.05% due 4/01/2027 (c)                                        1,541


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2001 (continued)                                                  (in Thousands)

                S&P      Moody's      Face
State          Rating    Rating      Amount              Issue                                                       Value
New             A+        A2        $ 1,000  New Hampshire Health and Education Facilities Authority
Hampshire--                                  Revenue Bonds (Exeter Project), 5.75% due 10/01/2031                $      969
0.8%
                AAA       Aaa         2,000  New Hampshire Higher Educational and Health Facilities
                                             Authority, Revenue Refunding Bonds (University System of
                                             New Hampshire), 6.25% due 7/01/2020 (e)                                  2,077

New Jersey--    AAA       Aaa         5,000  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
3.4%                                         Corporation), 6.50% due 7/01/2024 (d)                                    5,472
                AAA       Aaa         3,680  New Jersey EDA, State Lease Revenue Bonds (State Office
                                             Buildings Projects), 6% due 6/15/2016 (a)                                4,004
                AAA       Aaa         1,500  New Jersey State Housing and Mortgage Finance Agency,
                                             M/F Housing Revenue Refunding Bonds, Series B, 6.25%
                                             due 11/01/2026                                                           1,587
                                             New Jersey State Transit Corporation, COP (Federal Transit
                                             Administration Grants), Series A (a):
                AAA       Aaa         1,600     6.125% due 9/15/2014                                                  1,768
                AAA       Aaa         1,000     6.125% due 9/15/2015                                                  1,094

New York--      AA+       Aa2         8,500  New York City, New York, City Transitional Finance Authority
10.6%                                        Revenue Bonds, Future Tax Secured, Series B, 6% due 11/15/2010           9,464
                                             New York City, New York, GO, Refunding, Series A:
                AAA       NR*         3,080     6.50% due 5/15/2017                                                   3,466
                AAA       NR*        10,075     6.25% due 5/15/2026                                                  10,990
                A+        NR*         1,500  New York State Dormitory Authority, Lease Revenue Bonds
                                             (State University Dormitory Facilities), Series A, 6.25%
                                             due 7/01/2020                                                            1,654
                AAA       Aaa           750  New York State Dormitory Authority Revenue Bonds
                                             (New York University), Series A, 6% due 7/01/2019 (e)                      838
                                             New York State Dormitory Authority, Revenue Refunding Bonds:
                NR*       Aa3         3,745     (Concord Nursing Home Inc.), 6.25% due 7/01/2016                      3,993
                NR*       Aa3         2,500     (Concord Nursing Home Inc.), 6.50% due 7/01/2029                      2,683
                BBB       Baa2        3,000     (Mount Sinai Health), Series A, 6.50% due 7/01/2016                   3,225
                BBB       Baa2        3,950     (Mount Sinai Health), Series A, 6.50% due 7/01/2025                   4,202
                AA        NR*         2,285  Oneida County, New York, IDA, Revenue Bonds (Civic
                                             Facility-Faxton Hospital), Series C, 6.625% due 1/01/2015                2,558

North                                        North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                   Revenue Refunding Bonds:
4.7%            AAA       Aaa         1,330     Series A, 6.50% due 1/01/2018 (f)                                     1,558
                A         Baa3        4,440     Series D, 6.70% due 1/01/2019                                         4,808
                                             North Carolina Municipal Power Agency Number 1, Catawba
                                             Electric Revenue Refunding Bonds, Series B:
                BBB+      Baa1        5,000     6.50% due 1/01/2020                                                   5,214
                A         NR*         2,500     6.50% due 1/01/2020                                                   2,669
                                             Raleigh-Durham, North Carolina, Airport Authority, Airport
                                             Revenue Bonds, Series A (b):
                NR*       Aaa         2,320     5.25% due 11/01/2016                                                  2,356
                NR*       Aaa         2,250     5.25% due 11/01/2017                                                  2,274

South                                        Piedmont Municipal Power Agency, South Carolina, Electric
Carolina--                                   Revenue Refunding Bonds (b):
1.5%            AAA       Aaa         3,000     6.75% due 1/01/2019                                                   3,515
                AAA       Aaa           320     Series A, 6.50% due 1/01/2014 (f)                                       373
                AAA       Aaa         1,890     Series A, 6.50% due 1/01/2014 (f)                                     2,161

Tennessee--     AA        Aa3         2,000  Knoxville, Tennessee, Electric System Revenue Bonds,
0.5%                                         Series U, 5.125% due 7/01/2020                                           1,978


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2001 (continued)                                                  (in Thousands)

                S&P      Moody's      Face
State          Rating    Rating      Amount              Issue                                                       Value
Texas--                                      Austin, Texas, Convention Enterprises Inc., Convention
16.3%                                        Center Revenue Bonds, Trust Certificates, Second Tier,
                                             Series B:
                AA        Aa3       $ 8,235     5.75% due 1/01/2016                                              $    8,471
                AA        Aa3         6,740     6% due 1/01/2023                                                      6,994
                AAA       Aaa         5,330  Austin, Texas, Revenue Bonds (Town Lake Community Events
                                             Center Venue), 6.20% due 11/15/2029 (b)                                  5,704
                AAA       Aaa           900  Austin, Texas, Utility System Revenue Refunding Bonds,
                                             5% due 11/15/2012 (d)                                                      911
                AAA       Aaa         1,170  Bryan, Texas, Waterworks and Sewer Revenue Refunding and
                                             Improvement Bonds, 5% due 7/01/2020 (d)                                  1,134
                AAA       NR*         8,125  Dallas-Fort Worth, Texas, International Airport Revenue
                                             Bonds, DRIVERS, AMT, Series 201, 10.03% due 11/01/2024 (b)(l)            8,734
                AA        NR*         3,500  Gregg County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Bonds (Good Shepherd Medical
                                             Center Project), 6.375% due 10/01/2025                                   3,678
                AA        NR*         2,500  Harris County, Texas, Health Facilities Development
                                             Corporation, Revenue Refunding Bonds (Saint Luke's
                                             Episcopal Hospital), Series A, 5.625% due 2/15/2017                      2,526
                BBB-      Baa2        2,000  Lower Colorado River Authority, Texas, PCR (Samsung
                                             Austin Semiconductor), AMT, 6.95% due 4/01/2030                          2,075
                BBB       Baa2        7,350  Matagorda County, Texas, Port of Bay City Authority
                                             Revenue Bonds (Hoechst Celanese Corp. Project), AMT,
                                             6.50% due 5/01/2026                                                      7,513
                NR*       Aaa         4,700  Sabine River Authority, Texas, PCR, Refunding
                                             (Texas Utilities Electric Company Project), 6.55%
                                             due 10/01/2002 (b)(g)                                                    4,962
                NR*       Aaa         7,310  South Plains, Texas, Housing Finance Corporation, S/F
                                             Mortgage Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031               8,270
                AA        Aa1         1,790  Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                             Series A, 7% due 12/01/2025                                              1,879
                AAA       Aaa         2,305  Webster, Texas, GO, COP, Series A, 6% due 3/01/2021 (d)                  2,452
                AAA       Aaa           575  Ysleta, Texas, Independent School District, Public
                                             Facility Corporation, School Facility Lease Revenue Bonds,
                                             6% due 11/15/2009 (a)(g)                                                   643

Virginia--      AA        Aa2         4,500  Henrico County, Virgina, IDA, Public Facility Lease
3.5%                                         Revenue Bonds, 7% due 8/01/2005 (g)                                      5,138

                AAA       Aaa         9,000  Virginia State, HDA, Commonwealth Mortgage Revenue
                                             Bonds, Series H, Sub-Series H-1, 5.35% due 7/01/2031 (e)                 8,952

Washington--    NR*       Aa1         1,750  Kitsap County, Washington, School District Number 400,
2.3%                                         North Kitsap, GO, Refunding, 5.50% due 12/01/2015                        1,820
                AAA       NR*         3,875  Tacoma, Washington, Electric System Revenue Refunding
                                             Bonds, RIB, Series 512X, 9.56% due 1/01/2017 (d)(l)                      4,257
                AAA       Aaa         3,000  Tacoma, Washington, Refuse Utility Revenue Bonds,
                                             7% due 12/01/2004 (a)(g)                                                 3,396

West            AAA       Aaa         6,050  West Virginia State Housing Development Fund, Housing
Virginia--                                   Finance Revenue Bonds, Series A, 6.20% due 5/01/2018                     6,344
1.6%

Wyoming--       BBB-      Baa3        5,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue
1.2%                                         Bonds (FMC Corporation Project), AMT, Series A, 7%
                                             due 6/01/2024                                                            4,987


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2001 (concluded)                                                  (in Thousands)

                S&P      Moody's      Face
State          Rating    Rating      Amount              Issue                                                       Value
Puerto Rico--   NR*       Aaa      $  5,170  Puerto Rico Public Finance Corporation Revenue Bonds, RIB,
1.4%                                         Series 519X, 9.35% due 8/01/2018 (e)(l)                             $   5,630

                                             Total Investments (Cost--$382,085)--97.5%                              395,172
                                             Other Assets Less Liabilities--2.5%                                     10,213
                                                                                                                 ----------
                                             Net Assets--100.0%                                                  $  405,385
                                                                                                                 ==========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(i)GNMA Collateralized.
(j)FNMA/GNMA Collateralized.
(k)FHLMC Collateralized.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
The ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                                 As of December 31, 2001
Assets:
Investments, at value (identified cost--$382,085,491)                                                         $ 395,171,617
Receivables:
  Interest                                                                                  $   7,180,584
  Securities sold                                                                               4,122,180        11,302,764
                                                                                            -------------
Prepaid registration fees and other assets                                                                           89,139
                                                                                                              -------------
Total assets                                                                                                    406,563,520
                                                                                                              -------------

Liabilities:
Payables:
  Custodian bank                                                                                  324,114
  Capital shares redeemed                                                                         272,826
  Investment adviser                                                                              167,003           763,943
                                                                                            -------------
Accrued expenses                                                                                                    414,420
                                                                                                              -------------
Total liabilities                                                                                                 1,178,363
                                                                                                              -------------

Net Assets                                                                                                    $ 405,385,157
                                                                                                              =============

Net Assets Consist of:
Common Stock, $.01 par value, 100,000,000 shares authorized                                                    $    238,958
Paid-in capital in excess of par                                                                                423,304,749
Undistributed investment income--net                                                        $   1,007,709
Accumulated realized capital losses on investments--net                                      (32,252,385)
Unrealized appreciation on investments--net                                                    13,086,126
                                                                                            -------------
Total accumulated losses--net                                                                                  (18,158,550)
                                                                                                              -------------

Net Assets:
Equivalent to $16.96 per share based on 23,895,782 shares outstanding                                         $ 405,385,157
                                                                                                              =============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                                For the Year Ended December 31, 2001
Investment Income:
Interest                                                                                                      $  24,021,354

Expenses:
Investment advisory fees                                                                     $  2,105,887
Transfer agent fees                                                                               935,414
Accounting services                                                                               143,306
Professional fees                                                                                  69,632
Printing and shareholder reports                                                                   55,570
Custodian fees                                                                                     37,637
Registration fees                                                                                  32,034
Pricing services                                                                                   20,645
Directors' fees and expenses                                                                       12,288
Other                                                                                              22,318
                                                                                            -------------
Total expenses                                                                                                    3,434,731
                                                                                                              -------------
Investment income--net                                                                                           20,586,623
                                                                                                              -------------

Realized & Unrealized Gain (Loss) on Investments:
Realized gain on investments--net                                                                                   435,165
Change in unrealized appreciation on investments--net                                                           (8,930,648)
                                                                                                              -------------
Net Increase in Net Assets Resulting from Operations                                                          $  12,091,140
                                                                                                              =============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     December 31,
                                                                                                2001               2000
Increase (Decrease) in Net Assets:

Operations:
Investment income--net                                                                      $  20,586,623     $  21,436,965
Realized gain (loss)on investments--net                                                           435,165      (12,696,148)
Change in unrealized appreciation/depreciation on investments--net                            (8,930,648)        37,569,867
                                                                                            -------------     -------------
Net increase in net assets resulting from operations                                           12,091,140        46,310,684
                                                                                            -------------     -------------

Dividends & Distributions to Shareholders:
Investment income--net                                                                       (20,597,212)      (21,638,572)
Realized gain on investments--net                                                                (90,422)                --
                                                                                            -------------     -------------
Net decrease in net assets resulting from dividends and distributions to shareholders        (20,687,634)      (21,638,572)
                                                                                            -------------     -------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                         (16,509,073)      (26,614,215)
                                                                                            -------------     -------------

Net Assets:
Total decrease in net assets                                                                 (25,105,567)       (1,942,103)
Beginning of year                                                                             430,490,724       432,432,827
                                                                                            -------------     -------------
End of year*                                                                                $ 405,385,157     $ 430,490,724
                                                                                            =============     =============

*Undistributed investment income--net                                                       $   1,007,709     $     882,440
                                                                                            =============     =============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.

                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share Operating Performance:
Net asset value, beginning of year                            $   17.33    $   16.35    $   18.50    $   19.22    $   18.85
                                                              ---------    ---------    ---------    ---------    ---------
Investment income--net                                              .85          .85          .79          .88          .96
Realized and unrealized gain (loss) on investments--net           (.37)          .98       (2.00)          .12          .56
                                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations                                    .48         1.83       (1.21)         1.00         1.52
                                                              ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
  Investment income--net                                          (.85)        (.85)        (.79)        (.88)        (.96)
  Realized gain on investments--net                                --++           --           --        (.84)        (.19)
  In excess of realized gain on investments--net                     --           --        (.15)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total dividends and distributions                                 (.85)        (.85)        (.94)       (1.72)       (1.15)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                  $   16.96    $   17.33    $   16.35    $   18.50    $   19.22
                                                              =========    =========    =========    =========    =========

Total Investment Return:
Based on net asset value per share                                2.81%       11.57%      (6.77%)        5.35%        8.29%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses                                                           .82%         .79%         .79%         .76%         .72%
                                                              =========    =========    =========    =========    =========
Investment income--net                                            4.89%        5.06%        4.47%        4.54%        5.05%
                                                              =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)                        $ 405,385    $ 430,491    $ 432,433    $ 525,583    $ 543,595
                                                              =========    =========    =========    =========    =========
Portfolio turnover                                                  76%         111%         222%         178%         131%
                                                              =========    =========    =========    =========    =========

++Amount is less than $.01 per share.
See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securi-ties are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. The Board of Directors has examined the methods to be used by the Program's pricing agent in estim-ating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Derivative financial instruments--The Program may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Program is ex-posed more quickly and efficiently than trans-actions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Program may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Program deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Program agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Program as unrealized gains or losses. When the contract is closed, the Program records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective January 1, 2001, the Program has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Program, but resulted in a $94,028 increase in cost of securities (which in return results in a corresponding $94,028 decrease in net unrealized appreciation and a corresponding $94,028 increase in undistributed net investment income), based on securities held by the Program as of December 31, 2000.



The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (continued)


The effect of this change for the year ended December 31, 2001 was to increase net investment income by $20,564 and decrease net realized capital gains by $114,592. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank--The Program recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $41,849 have been reclassified between accumulated net realized capital losses and undistributed net investment income $19 has been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities, Inc., Morgan Stanley Dean Witter and Salomon Smith Barney, Inc. (the "Administrators") whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

Prior to January 1, 2001, FAM provided accounting services to the Program at its cost and the Program reimbursed FAM for these services. FAM continues to provide certain accounting services to the Program. The Program reimburses FAM at its cost for such services. For the year ended December 31, 2001, the Program reimbursed FAM an aggregate of $14,650 for the above-described services. The Program entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Program. The Program pays a fee for these services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $305,207,389 and $319,958,529, respectively.

Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)



                                         Realized       Unrealized
                                      Gains (Losses)      Gains

Long-term securities                $  1,444,674       $ 13,086,126
Financial futures contracts          (1,009,509)                 --
                                    ------------       ------------
Total                               $    435,165       $ 13,086,126
                                    ============       ============


As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $13,078,101, of which $15,659,465 related to appreciated securities and $2,581,364 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $382,093,516.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                        Dollar
December 31, 2001                         Shares          Amount

Shares sold                            1,590,897     $   27,357,305
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,105,658         19,043,056
                                  --------------     --------------
Total issued                           2,696,555         46,400,361
Shares redeemed                      (3,646,020)       (62,909,434)
                                  --------------     --------------
Net decrease                           (949,465)     $ (16,509,073)
                                  ==============     ==============



For the Year Ended                                        Dollar
December 31, 2000                         Shares          Amount

Shares sold                            1,962,105     $   32,762,270
Shares issued to shareholders
in reinvestment of dividends           1,198,444         19,913,070
                                  --------------     --------------
Total issued                           3,160,549         52,675,340
Shares redeemed                      (4,768,322)       (79,289,555)
                                  --------------     --------------
Net decrease                         (1,607,773)     $ (26,614,215)
                                  ==============     ==============


5. Short-Term Borrowings:
The Program, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Program did not borrow under the credit agreement during the year ended December 31, 2001.


6. Distributions to Shareholders:
On January 16, 2002, a tax-exempt income dividend of $.069722 was declared. The dividend was paid on January 16, 2002, to shareholders of record on January 16, 2002.

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:


                                      12/31/2001       12/31/2000

Distributions paid from:
   Tax exempt income                 $20,597,212     $   21,638,572
   Ordinary income                        90,422                 --
                                  --------------     --------------
Total distributions                  $20,687,634     $   21,638,572
                                  ==============     ==============



As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                 $      913,681
Undistributed ordinary income--net                               --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           913,681
Capital loss carryforward                             (30,985,159)*
Unrealized gains--net                                  11,912,928**
                                                     --------------
Total accumulated losses--net                        $ (18,158,550)
                                                     ==============


*On December 31, 2001, the Program had a net capital loss carryforward of approximately $30,985,159, of which $12,553,988 expires in 2007 and $18,431,171 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the deferral of post-October capital losses for tax purposes.



The Municipal Fund Accumulation Program, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
The Municipal Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Municipal Fund Accumulation Program, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Municipal Fund Accumulation Program, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2002



The Municipal Fund Accumulation Program, Inc.
Important Tax Information (unaudited)


All of the net investment income distributions paid monthly by The Municipal Fund Accumulation Program, Inc. during its taxable year ended December 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Program distributed $.003784 per share of ordinary taxable income to shareholders of record on December 27, 2001.

Please retain this information for your records.


Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286


The Municipal Fund Accumulation Program, Inc.
Officers and Directors

                                                                                              Number
                                                                                          of Portfolios
                                                                                             in Fund       Other
                                                                                             Complex     Director-
                       Position(s)   Length                                                  Overseen      ships
                           Held      of Time                                                    by        Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) during Past 5 Years    Director     Director
Interested Director

Terry K. Glenn*         President    1999     Chairman, Americas Region since 2001, and        196       None
800 Scudders Mill Road  and          to       Executive Vice President since 1983 of
Plainsboro, NJ 08536    Director     present  Fund Asset Management ("FAM") and Merrill
Age: 61                                       Lynch Investment Managers, L.P. ("MLIM");
                                              President of Merrill Lynch Mutual Funds
                                              since 1999; President of FAM Distributors,
                                              Inc. ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993; President
                                              of Princeton Administrators, L.P. since 1988;
                                              Director of Financial Data Services, Inc.,
                                              since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited.




                                                                                              Number
                                                                                          of Portfolios
                                                                                             in Fund       Other
                                                                                             Complex     Director-
                       Position(s)   Length                                                  Overseen      ships
                           Held      of Time                                                    by        Held by
Name, Address & Age     with Fund    Served*  Principal Occupation(s) during Past 5 Years    Director     Director
Independent Directors

Ronald W. Forbes        Director     1977 to  Professor Emeritus of Finance, School             57       None
1400 Washington Avenue               present  of Business, State University of New
Albany, NY 12222                              York at Albany since 2000; and Professor
Age: 61                                       thereof from 1989 to 2000.


Cynthia A. Montgomery   Director     1995 to  Professor, Harvard Business School since 1989.    57       Unum-
Harvard Business School              present                                                             Provident
Soldiers Field Road                                                                                      Corporation;
Boston, MA 02163                                                                                         Newell
Age: 49                                                                                                  Rubbermaid
                                                                                                         Inc.


Charles C. Reilly       Director     1990 to  Self-employed financial consultant since 1990.    57       None
9 Hampton Harbor Road                present
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan           Director     1992 to  Founder and currently Director Emeritus of The    57       Charter
127 Commonwealth Ave.                present  Boston University Center for the Advancement of            Education
Chestnut Hill, MA 02467                       Ethics and Character and Director thereof from             Partnership;
Age: 69                                       1989 to 1999; Professor from 1982 to 1999 at               Council for
                                              Boston University.                                         Ethical and
                                                                                                         Spiritual
                                                                                                         Education.



The Municipal Fund Accumulation Program, Inc.
Officers and Directors (concluded)

                                                                                              Number
                                                                                          of Portfolios
                                                                                             in Fund       Other
                                                                                             Complex     Director-
                       Position(s)   Length                                                  Overseen      ships
                           Held      of Time                                                    by        Held by
Name, Address & Age     with Fund    Served*  Principal Occupation(s) during Past 5 Years    Director     Director
Independent Directors (concluded)

Roscoe S. Suddarth      Director     2000 to  Former President, Middle East Institute from      57       None
7403 MacKenzie Court                 present  1995 to 2001.
Bethesda, MD 20817
Age: 66


Richard R. West         Director     1978 to  Professor of Finance since 1984, and              70       Bowne &
Box 604                              present  currently Dean Emeritus of New York                        Co., Inc.;
Genoa, NV 89411                               University Leonard N. Stern School of                      Vornado
Age: 63                                       Business Administration.                                   Realty
                                                                                                         Trust;
                                                                                                         Alexander's
                                                                                                         Inc.


Edward D. Zinbarg       Director     1994 to  Self-employed financial consultant since 1994.    57       None
5 Hardwell Road                      present
Short Hills, NJ 07078-2117
Age: 67


*The Director's term is unlimited.




                       Position(s)     Length
                           Held        of Time
Name, Address & Age     with Fund      Served     Principal Occupation(s) during Past 5 Years
Fund Officers

Donald C. Burke           Vice         Vice       First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011             President    President  thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton, NJ 08543-9011  and          since      Services since 1999; Vice President of FAMD since 1999; Vice
Age: 41                   Treasurer    1993 and   President of FAM and MLIM from 1990 to 1997; Director of Taxation of
                                       Treasurer  MLIM since 1990.
                                       since
                                       1999


Kenneth A. Jacob          Senior       2002       First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011             Vice         to
Princeton, NJ 08543-9011  President    present
Age: 50


John M. Loffredo          Senior       2001       First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011             Vice         to         1991 to 1997.
Princeton, NJ 08543-9011  President    present
Age: 38


Theodore R. Jaeckel, Jr.  Vice         2000       Director (Municipal Tax-Exempt Fund Management) of the Adviser since
P.O. Box 9011             President    to         1997; Vice President of the Adviser since 1991.
Princeton, NJ 08543-9011  and          present
Age: 41                   Portfolio
                          Manager


Alice A. Pellegrino       Secretary    2001       Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                          to         from 1999 to 2001; Attorney associated with MLIM since 1997; Associate
Princeton, NJ 08543-9011               present    with Kirkpatrick & Lockhart LLP from 1992 to 1997.
Age: 41


Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.